December 11, 2015

Supplement

SUPPLEMENT DATED DECEMBER 11, 2015 TO THE PROSPECTUSES OF
Morgan Stanley European Equity Fund Inc., dated February 27, 2015 and April 30, 2015
(the "Fund")

The first paragraph of the section of the Fund's Prospectus entitled "Shareholder Information—How to Sell Shares—Redemption Fee" is hereby deleted and replaced with the following:

Redemption Fee. Fund shares redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EUGSPT-1215